The AAL Mutual Funds

Supplement dated July 19, 1999, to the Class A and B Shares and Class I Shares prospectuses dated July 1, 1999 for The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund, and The AAL Money Market Fund. The following information replaces information contained in the "Management, Organization, and Capital Structure" section of the prospectuses.


The AAL Balanced Fund
Effective July 19, 1999, Alan D. Onstad replaces Michael R. Hilt as a co-manager of The AAL Balanced Fund (the "Fund"). Frederick L. Plautz will continue in his role as co-manager of the Fund. Mr. Onstad currently manages the AAL Variable Product Money Market Portfolio, the money market portfolio of the AAL Savings Plan, and the utility portfolio of AAL's general account. Effective July 19, 1999, Mr. Onstad will also manage The AAL Bond Fund. Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice-President of Securities, and will now serve as a joint employee of both AAL and AAL Capital Management Corporation.


The AAL Bond Fund
Effective July 19, 1999, Alan D. Onstad replaces Michael R. Hilt as manager of The AAL Bond Fund. Mr. Onstad currently manages the AAL Variable Product Money Market Portfolio, the money market portfolio of the AAL Savings Plan, and the utility portfolio of AAL's general account. Effective July 19, 1999, Mr. Onstad will also co-manage The AAL Balanced Fund. Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice-President of Securities, and will now serve as a joint employee of both AAL and AAL Capital Management Corporation.




Form No. C-50042PS1  7-99